Exhibit 99.1

                             Joint Filer Information

     This Statement on Form 3 is filed jointly by C/R Energy GP III, LLC, Carlyle/Riverstone Energy Partners III, L.P., Carlyle/Riverstone Global Energy and Power Fund III, L.P., C/R Energy III Cobalt Partnership, L.P., C/R Energy GP II, LLC, Carlyle/Riverstone Energy Partners II, L.P., C/R Cobalt Investment Partnership, L.P., C/R Energy Coinvestment II, L.P., TCG Holdings, L.L.C., Carlyle Energy Coinvestment III GP, L.L.C., Carlyle Energy Coinvestment III, L.P., Riverstone Holdings, L.L.C., Riverstone Energy Coinvestment III, L.P., and Riverstone Coinvestment III GP, L.L.C. (collectively, the "Reporting Persons"). The principal business address of each of the Reporting Persons is 712 Fifth Avenue, 51st Floor, New York, NY 10019.

Name of Designated Filer:  C/R Energy GP III, LLC
Date of Event Requiring Statement:  December 16, 2009
Issuer Name and Ticker or Trading Symbol:  Cobalt International Energy, Inc. CIE

     IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of the 16th day of December, 2009.

C/R ENERGY GP III, LLC

By: /s/ Pierre F. Lapeyre, Jr.
   ---------------------------------
Name:    Pierre F. Lapeyre, Jr.
Title:   Managing Director

CARLYLE/RIVERSTONE ENERGY PARTNERS III, L.P.
By: C/R ENERGY GP III, LLC, its General Partner

By: /s/ Daniel A. D'Aniello
   ---------------------------------
Name:    Daniel A. D'Aniello
Title:   Managing Director

CARLYLE/RIVERSTONE GLOBAL ENERGY AND POWER FUND III, L.P.
By: CARLYLE/RIVERSTONE ENERGY PARTNERS III, L.P., its General Partner
By: C/R ENERGY GP III, LLC, its General Partner

By: /s/ Daniel A. D'Aniello
   ---------------------------------
Name:    Daniel A. D'Aniello
Title:   Managing Director

C/R ENERGY III COBALT PARTNERSHIP, L.P.
By: CARLYLE/RIVERSTONE ENERGY PARTNERS III, L.P., its General Partner
By: C/R ENERGY GP III, LLC, its General Partner


By: /s/ Daniel A. D'Aniello
   ---------------------------------
Name:    Daniel A. D'Aniello
Title:   Managing Director

CARLYLE ENERGY COINVESTMENT III, L.P.
By: CARLYLE ENERGY COINVESTMENT III GP, L.L.C., its General Partner
By: TCG HOLDINGS, L.L.C., its General Partner

By: /s/ Daniel A. D'Aniello
   ---------------------------------
Name:    Daniel A. D'Aniello
Title:   Managing Director

C/R ENERGY GP II, LLC

By: /s/ Pierre F. Lapeyre, Jr.
   ---------------------------------
Name:    Pierre F. Lapeyre, Jr.
Title:   Managing Director

CARLYLE/RIVERSTONE ENERGY PARTNERS II, L.P.
By: C/R Energy GP II, LLC, its General Partner

By: /s/ Pierre F. Lapeyre, Jr.
   ---------------------------------
Name:    Pierre F. Lapeyre, Jr.
Title:   Managing Director


C/R COBALT INVESTMENT PARTNERSHIP, L.P.
By: CARLYLE/RIVERSTONE ENERGY PARTNERS II, L.P., its General Partner
By: C/R Energy GP II, LLC, its General Partner

By: /s/ Pierre F. Lapeyre, Jr.
   ---------------------------------
Name:    Pierre F. Lapeyre, Jr.
Title:   Managing Director

C/R ENERGY COINVESTMENT II, L.P.
By: CARLYLE/RIVERSTONE ENERGY PARTNERS II, L.P., its General Partner
By: C/R Energy GP II, LLC, its General Partner

By: /s/ Pierre F. Lapeyre, Jr.
   ---------------------------------
Name:    Pierre F. Lapeyre, Jr.
Title:   Managing Director


RIVERSTONE ENERGY COINVESTMENT III, L.P.
By: RIVERSTONE COINVESTMENT GP LLC, its General Partner
By: Riverstone Holdings LLC, its Managing Member

By: /s/ Pierre F. Lapeyre, Jr.
   ---------------------------------
Name:    Pierre F. Lapeyre, Jr.
Title:   Managing Director